EXHIBIT 10.3.2

















                      THORNBURG MORTGAGE ASSET CORPORATION
                      1992 STOCK OPTION AND INCENTIVE PLAN,
                      AMENDMENT DATED AS OF APRIL 15, 1999

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                      THORNBURG MORTGAGE ASSET CORPORATION
                      1992 STOCK OPTION AND INCENTIVE PLAN
                      AMENDMENT DATED AS OF APRIL 15, 1999

     Pursuant to Section 12 of the 1992 Stock Option and Incentive Plan, amended and restated as of March 14, 1997, as previously amended as of December 19, 1997 (the "Plan"), the Board of Directors of Thornburg Mortgage Asset Corporation (the "Company") hereby revises and amends the terms of the Plan as follows:

     1. The fourth article of the Plan is amended by adding as Section 4(d) thereof, the following:

     d.     Interested  Committee Member.  Grants pursuant to Section 7(c) to be
            ----------------------------
made to a Non-Employee Director who is a member of the Committee are subject to approval by the Committee without the participation or vote of the proposed recipient Non-Employee Director.

     2. Section 7(b) of the Plan is amended and restated in its entirety to read as follows:

     b.     Written  Agreements.
            -------------------

     i.     Agreements.  Grants  to  Eligible  Persons  shall  be  evidenced  by
            ----------
written Agreements in such form as the Committee shall from time to time determine. Such Agreements shall comply with and be subject to the terms and conditions set forth below.

     ii.     Number  of  Shares.  The  Agreement  affecting each Option or other
             ------------------
Grant made to an Eligible Person shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

     3. Section 7(c) (iv) of the Plan is amended and restated in its entirety to read as follows:

     i. Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan. Each Option shall state the Exercise Price. The Exercise Price for any Option shall not be less than the Fair Market Value on the date of Grant.

     4. The first sentence of Section 7(d) of the Plan is amended and restated in its entirety to read as follows:

     d. The Purchase Price for each Option granted to an Optionee shall be payable in full in United States dollars upon the exercise of the Option.

     5. Section 7(f) of the Plan in amended and restated in its entirety to read as follows:

     f.     Termination  of Employment, Except by Death or Disability.  Upon any
            ---------------------------------------------------------
Termination  of  Employment  for  any  reason  other  than  his  or her death or
Disability, a recipient of a Grant shall have the right, subject to the restrictions of (c) above, to exercise or redeem his or her Grant at any time within three (3) months after Termination of Employment, but only to the extent that, at the date of Termination of Employment, the recipient's right to exercise or redeem such Grant had accrued pursuant to the terms of the applicable Agreement and had not previously been exercised; provided, however,
                                                              -----------------
that if the recipient was terminated as an Employee or removed as a member of the Board for cause (as defined in the applicable Agreement or as determined by the Committee) any Grant not exercised or redeemed in full prior to such termination shall be canceled; and further provided, however, no DERs, SARs or
                                     -------------------------
PSRs shall accrue for such recipient after the effect date of his or her Termination of Employment. For this purpose, the employment relationship shall be treated as continuing intact while the recipient is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Optionee's reemployment rights are guaranteed by statute or by contract.

     6. Section 7(j) of the Plan is amended and restated in its entirety to read as follows:

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     j.     Modification,  Extension  and  Renewal  of  Option.  Within  the
            --------------------------------------------------
limitations of the Plan, including Section 4(d) hereof, with respect to Options, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The Committee may not modify, extend or renew any Option unless such modification, extension or renewal shall satisfy the requirements of Rule 16b-3. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

     The Company has caused this amendment of the Plan to be executed in the name and on behalf of the Company by an officer of the Company thereunto duly authorized as of April 15, 1999.

                                   THORNBURG  MORTGAGE  ASSET  CORPORATION
                                   a  Maryland  corporation


                                   By:  /s/  Garrett  Thornburg
                                      -------------------------
                                   Garrett  Thornburg,
                                   Chairman

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